Exhibit 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

FIRST AMENDMENT TO CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT

THIS FIRST AMENDMENT TO CAPITAL EXPENDITURE AND EQUIPMENT AGREEMENT (this “Amendment”) is effective as of             , 2013 (the “Amendment Effective Date”) between

POZEN INC.,

a corporation existing under the laws of the State of Delaware (“Pozen”)

-and-

PATHEON PHARMACEUTICALS INC.,

a corporation existing under the laws of the State of Delaware, (“Patheon”)

BACKGROUND

Pozen and Patheon entered into a Capital Expenditure and Equipment Agreement dated December 19, 2011 (the “Agreement”). The purpose of this Amendment is to revise the Agreement to include capital required for a new 81/40 mg tablet Product and to update the capital for the 325/40 mg tablet strength Product.

AGREEMENT

NOW, THEREFORE, in consideration of the rights conferred and the obligations assumed herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1.	Amendment

(a)	In the Background Section, the first sentence is deleted and replaced by this following new sentence; “Pozen and Patheon are parties to a Master Pharmaceutical Development Agreement dated August 18, 2010 and a Manufacturing Services Agreement (the “MSA”) dated December 19, 2011 under which Patheon will perform certain manufacturing services (the “Services”) related to Pozen’s PA 325 and PA 81 Tablets (the “Products”).”

(b)	In Section 2, Payment and Expenditures, first paragraph, line six, the reference to “$2,488,584” is deleted and replaced with “$1,080,895 plus to-be-determined Non-Dedicated Equipment and Facility Modification costs as shown on Schedule A Part III.”

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(c)	In Section 2, Payment and Expenditures, paragraph 2 is deleted in its entirety, and replaced with the following new paragraph.

Patheon has reviewed the capacity of its existing * * *, which will be used for Pozen and also for other Patheon clients, to determine if additional * * * will be required to perform the Services for Pozen. Based on the current long range forecasts for the Product and for third party products, Patheon anticipates being able to support most, if not all of the Pozen’s projected forecast for the Product using the existing * * *. If for some unforeseen reason, additional * * * capacity is required, the Parties will negotiate responsibility for the additional capital in good faith.

(d)	In Section 6, Term; Termination; Effect of Termination on Future Spending, subsection (a), Term, Termination, paragraph (iii) and subsection (b), the third paragraph, are deleted in their entirety since the Parties have entered into an MSA, and this language is no longer relevant.

(e)	Schedule A to the Agreement is deleted its entirety and is replaced with revised Schedule A as attached hereto.

(f)	The “Background” section of this document set forth above is expressly incorporated into this Amendment.

2.	General

All other terms and conditions of the Agreement shall continue unchanged and remain in full force and effect.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement.

POZEN INC.		PATHEON PHARMACEUTICALS INC.

By:	/s/ John R. Plachetka	By:	/s/ Francis P. McCune

Name:	John R. Plachetka	Name:	Francis P. McCune

Title:	Chairman, CEO & President	Title:	Secretary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule A

(as revised by First Amendment to Capital and Expenditure Agreement)

Part I. Required Expenditures

Pozen Funded Capital	PA 325/40	Timing	PA 81/40	Timing
	Cost		Cost
Dedicated Equipment
Miscellaneous Screens and cloth Items	* * *	* * *	* * *	* * *
Compression tooling (single tip) 1set	* * *	* * *
Compression tooling (single tip) 2 sets			* * *	* * *
Packaging Change parts			* * *	* * *
Printer Change parts	* * *	* * *	* * *	* * *
Subtotal Dedicated Equipment	* * *		* * *

Non-Dedicated Equipment
Initial Engineering - 48'' coating pan upgrade (exhaust temp control/RAFT)			* * *	* * *

Water activity equipment	* * *	* * *	* * *	* * *
Coating support equipment			* * *	* * *
Subtotal Non-Dedicated Equipment	* * *		* * *
Grand Total Phase I Pozen Funded Capital	* * *

Part II. Supply Continuity Related Expenditures

Pozen Funded Capital	PA 325/40	Timing	PA 81/40	Timing
Non-Dedicated Equipment
48'' coating pan upgrade (exhaust temp control/RAFT)			* * *	* * *
Process Engineering and Qualification			* * *	* * *
* * *			* * *	* * *
Subtotal Non-Dedicated Equipment			* * *
Grand Total Phase II Pozen Funded Capital	* * *

Part III. Capacity (Product Volume) Related Expenditures

Pozen Funded Capital	PA 325/40	Timing	PA 81/40	Timing
Dedicated Equipment
Compression tooling (multi tip) 2 sets			* * *	* * *
Subtotal Dedicated Equipment	* * *

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Non-Dedicated Equipment
Various capital equipment as volume increases, e.g. blender vacuum charging, drum dumper, bins, etc.	* * *	* * *
Process Engineering and Qualification	* * *	* * *
* * *	* * *	* * *
Subtotal Non-Dedicated Equipment	* * *

Facility Modifications
Facility Study and Preliminary Design*	* * *	* * *
Facility Modifications* (estimated at $* * *)	* * *	* * *
Facility Engineering and Qualification*(estimated at $* * *)	* * *	* * *

* * *	* * *	* * *
Subtotal Facility Modifications	* * *
Subtotal Phase III Pozen Funded Capital	* * *

Patheon Funded Capital
HPLC	* * *	* * *
Dissolution Bath	* * *	* * *
Subtotal Patheon Funded Capital	* * *

Total Pozen Funded Capital	$1,080,895
Grand Total Capital	$1,205,895

*	Facility Modification are costs for potential changes required to support the increasing forecasts. These potential modifications will be in the areas of material handling, material flow, solution prep, printer facilities, WIP storage, and other miscellaneous items. Specific needs and timing will depend on the actual Product demand and the changing demands for other products at the site.